EXHIBIT - 99.1
                                 --------------

MINUTES OF THE ANUUAL GENERAL MEETING OF THE SHAREHOLDERS OF NETCO INVESTMENTS INC. HELD AT #206 -388 DRAKE STREET, BRITISH COLUMBIA ON WEDNESAY THE 12TH JULY 2006 AT 10.A.M.


The Annual General Meeting of Shareholders of NetCo Investments Inc., a Washington State Corporation was held at 10.a.m. on July 12th 2006 at t#206-388 Drake Street, Vancouver. Canada.

Written notice of the meeting was sent on June 1st 2006 to each owner of record of NetCo Investments Inc ("NetCo") as of the close of business on the 13th day of April 2006 calling for the Annual General Meeting of Shareholders to be held on the 21st June, 2006 which was adjourned until July 11th, 2006 and further adjourned until July, 12th 2006 at #206-388 Drake Street, Vancouver to vote at the meeting.

A total of 6,698,000 shares were represented in person or by proxy at the meeting which constituted a Quorum for the purposes of conducting shareholder business under the applicable provisions of the Company's By Laws. A quorum was declared.

Michael Jackson, a Director, was representing seven (7) shareholders holding 78.3% of NetCo's common shares

Michael Jackson served as Chairman of the Meeting and Janet Cheng served as Secretary and inspector of the meeting. The meeting was called to order and the Chairman proceeded to give a status report of the Company.

The meeting was called to vote on the following Resolutions

     (1) The election of three (3) directors for a term of one year or until their successors are duly elected and qualified.

     (2) The ratification, confirmation and approval of all acts, deeds and things done by and proceedings of the Directors and Officers of the company, on its' behalf, since inception.

     (3) Approve the Asset Purchase and Assignment Agreement between NetCo Investments Inc. ("NetCo") and Syntec Biofuel Inc. ("Syntec") dated the 7th April, 2006.

     (4)  The ratification of the Company's Stock Option Plan.

     (5) The authorization to amend the Company's Articles of Incorporation to change the Company's name to Syntec Biofuel Inc.

     (6) The authorization and/or ratification to incorporate (a) Vitabeast.com Inc. to operate the pet food business; (b) Syntec Biofuel (Canada) Inc. to operate the ethanol business; and (c) the acquisition of Eco-methanol Inc. (for CDN$500) to operate the methanol business, as wholly-owned subsidiaries.

     (7) The appointment of Amisano Hanson, Chartered Accountants, as the Company's independent public accountants

     (8) Vote on any other issues that may properly be brought before the meeting.


Mr. Jackson confirmed that he was in the possession of a Shareholders Consent Resolution signed by Seven (7) Shareholders holding 6,697,000 common shares granting 78.32% voting rights and appointing Mr. Michael Jackson to vote their shares.

Mr. Jackson reported that NetCo entered into an Amendment to the Asset Purchase and Assignment Agreement with Syntec on July 11th just prior to today's meeting which entitles Syntec to reverse the Agreement (i.e. re-take their Assets and re-assume the liabilities and return to NetCo for cancellation the 15,700,000 shares issued) in the event NetCo fails to raise a minimum of $500,000 via a Private Placement within 60 days from closing and wishes shareholder approval

Mr. Jackson reported that the Directors of NetCo have decided to change auditors and are nominating Dale Matheson, Carr-Hilton Labonte to act as the Companies Auditors for the ensuing year and wish for shareholder approval

Mr. Jackson reported that the Directors have considered it to be in the Companies best interest to forward split the common stock of the company up to 3 shares for each one share held and wish for shareholder approval


     The following Resolutions were passed by a majority of shareholders representing 78.34% of the issued and outstanding shares of Syntec.

The Chairman then introduced the Board of Directors' proposal that Michael Jackson, Cary Martin and Michael Raftery be elected together as the slate of the Directors of the Company. After discussion it was moved and seconded that the proposal be adopted by the Shareholders and shareholders voted as follows

PROPOSAL that the Company appoints Mr. Michael Jackson, Mr. Cary Martin and Michael Raftery as Directors for the ensuing year.

Name                For     Against  Abstain  Withheld
Michael Jackson  6,697,000        0        0         0
Janet Cheng          1,000        0        0         0

ACCORDINGLY, THE MOTION PASSED

The Chairman then introduced the Board of Directors' proposal that the Company ratify all acts , deeds and things done by and proceedings of the Directors and Officers of the company, on its' behalf, since inception.

After discussion it was moved and seconded that the proposal be adopted by the Shareholders and shareholders voted as follows

PORPOSAL
That the Company hereby ratifies, confirms and approves of all acts, deeds and things done by and proceedings of the Directors and Officers of the company, on its' behalf, since inception.

Name                For     Against  Abstain  Withheld
Michael Jackson  6,697,000        0        0         0
Janet Cheng          1,000        0        0         0

ACCORDINGLY,  THE  MOTION  PASSED

The Chairman then introduced the Board of Directors' proposal that the Company ratify The Asset Purchase Agreement as amended between the Company and Syntec. After discussion it was moved and seconded that the proposal be adopted by the Shareholders and shareholders voted as follows

PROPOSAL
That the Company hereby approves the Asset Purchase and Assignment Agreement between NetCo Investments Inc. ("NetCo") and Syntec Biofuel Inc. ("Syntec") dated the 7th April, 2006 as Amended on May 30th 2006, June 21st, 2006 and July 12th 2006.

Name                For     Against  Abstain  Withheld
Michael Jackson  6,697,000        0        0         0
Janet Cheng          1,000        0        0         0

ACCORDINGLY, THE MOTION PASSED

The Chairman then introduced the Board of Directors' proposal that the Company ratifies the Company's Stock Option Plan. After discussion it was moved and seconded that the proposal be adopted by the Shareholders and shareholders voted as follows

PROPOSAL

The Company ratifies its Stock Option Plan.

Name                For     Against  Abstain  Withheld
Michael Jackson  6,697,000        0        0         0
Janet Cheng          1,000        0        0         0

ACCORDINGLY, THE MOTION PASSED

The Chairman then introduced the Board of Directors' proposal that amend their Articles of Incorporation to change the Company's name to Syntec Biofuel Inc.

After discussion it was moved and seconded that the proposal be adopted by the Shareholders and shareholders voted as follows

PROPOSAL
The Company amends its Articles of Incorporation to change the Company's name to Syntec Biofuel Inc.

Name                For     Against  Abstain  Withheld
Michael Jackson  6,697,000        0        0         0
Janet Cheng          1,000        0        0         0

ACCORDINGLY,  THE  MOTION  PASSED

The Chairman then introduced the Board of Directors' proposal that t the Company authorize, and/or ratifies the incorporation or acquisition of (a) Vitabeast.com Inc. (b) Syntec Biofuel (Canada) Inc. and (c) the acquisition of Eco-methanol Inc. (for CDN$500)

After discussion it was moved and seconded that the proposal be adopted by the Shareholders and shareholders voted as follows


PROPOSAL
That the Company authorize, and/or ratifies the incorporation or acquisition of
(a) Vitabeast.com Inc. (b) Syntec Biofuel (Canada) Inc. and (c) the acquisition of Eco-methanol Inc. (for CDN$500)

Name                For     Against  Abstain  Withheld
Michael Jackson  6,697,000        0        0         0
Janet Cheng          1,000        0        0         0

ACCORDINGLY, THE MOTION PASSED


PROPOSAL
The Chairman introduced the Board of Director's proposal that Dale Matheson, Carr-Hilton Labonte be appointed as auditors for the Company and that the Board of Directors is authorized to fix the remuneration to be paid to the auditors. After discussion it was moved and seconded that the proposal be adopted by the shareholders and the shareholders voted as follows

Name                For     Against  Abstain  Withheld
Michael Jackson  6,697,000        0        0         0
Janet Cheng          1,000        0        0         0

ACCORDINGLY,  THE  MOTION  PASSED

The Chairman then introduced the Board of Directors' proposal that it was in the best interests of the Company to forward split the company's common shares up to two for each share held After discussion it was moved and seconded that the proposal be adopted by the Shareholders and shareholders voted as follows

PROPOSAL
The Company approves a forward split of the stock, at the discretion of the Directors, up to a maximum of 2 shares for each one share held.

Name                For     Against  Abstain  Withheld
Michael Jackson  6,697,000        0        0         0
Janet Cheng          1,000        0        0         0

ACCORDINGLY, THE MOTION PASSED



RESOLVED
That the Directors of the Company be and are hereby authorized to put into effect the above motions as passed by the Shareholders at this, their Annual General Meeting.

There being no further business to come before the meeting, the meeting was adjourned.

Dated this 14th day of July, w2006




Certified a True Copy



--------------------------                 -------------------------------------
Michael Jackson - Chairman                 Janet Cheng - Secretary and Inspector